Dreyfus

California Tax Exempt

Bond Fund, Inc.

ANNUAL REPORT May 31, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            14   Statement of Assets and Liabilities

                            15   Statement of Operations

                            16   Statement of Changes in Net Assets

                            17   Financial Highlights

                            18   Notes to Financial Statements

                            23   Report of Independent Auditors

                            24   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                             Dreyfus California

                                                     Tax Exempt Bond Fund, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus California Tax Exempt Bond Fund, Inc., covering the 12-month period from June 1, 2000 through May 31, 2001. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Joseph Darcy.

While the past year has been difficult for the U.S. economy, we have recently seen signs that improvement may be in sight. The Federal Reserve Board's aggressive easing of monetary policy produced a 2.5 percentage-point drop in short-term interest rates, a move designed to stimulate economic growth by reducing borrowing costs for corporations and consumers. Passage of a $1.3 trillion federal tax cut should further stimulate economic growth, as should reduced inventories of products on manufacturers' shelves. Based on these and other factors, we believe that the current economic slowdown should give way to renewed economic growth later this year.

In our view, the implications of this economic scenario could be positive for the tax-exempt bond market. Although bond prices generally tend to fall when interest rates rise, better economic times should support the fiscal health of the states, cities, towns and other municipalities that issue tax-exempt bonds. Because municipal bonds generally tend to respond more to supply-and-demand forces than to interest-rate trends, a stronger economy may benefit the municipal marketplace.

Of course, our economic perspectives may change as new information becomes available. We encourage you to contact your financial advisor for information about ways to refine your investment strategies in the current environment. For additional market perspectives, point your web browser to www.dreyfus.com and go to the Market Commentary section.

Thank you for your continued confidence and support.

Sincerely,

/s/ Stephen E. Canter

Stephen E. Canter

Chairman and Chief Executive Officer

The Dreyfus Corporation

June 15, 2001




DISCUSSION OF FUND PERFORMANCE

Joseph Darcy, Portfolio Manager

How did Dreyfus California Tax Exempt Bond Fund, Inc. perform during the period?

For the 12-month period ended May 31, 2001, the fund produced an 11.98% total return.(1) This compares to a total return of 11.19% for the Lipper California
Municipal    Debt    Funds    category    average.(2)

We attribute fund' s performance to a generally favorable environment for municipal bonds as interest rates fell in a weakening economy. However, California's municipal bond market was adversely affected during the second half of the period by the effects of a statewide energy crisis, compromising its returns relative to other states' municipal bond markets.

What is the fund's investment approach?

The fund seeks as high a level of current income exempt from federal and California state income taxes as is consistent with the preservation of capital. To achieve this objective, we employ two primary strategies. First, we attempt to add value by evaluating interest-rate trends and supply-and-demand factors. Based on that assessment, we select the individual tax-exempt bonds that we believe are most likely to provide the highest returns with the least risk. We look at such criteria as the bond's yield, price, age, creditworthiness of its
issuer    and    any    provisions    for    early    redemption.

Second, we actively manage the portfolio's average duration in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase temporarily, we may reduce the portfolio's average duration to make cash available for the purchase of higher yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the portfolio's average duration to maintain current yields for as long as practical. At other times, we try to maintain a "neutral" average duration of about seven years.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

Falling interest rates in a weakening economy represented an important driver of the fund' s performance. Economic weakness was particularly severe in the manufacturing sector, where slower sales and abnormally high inventories of unsold goods led to workforce layoffs and lower stock prices. In an effort to stimulate economic growth, the Federal Reserve Board reduced short-term interest rates by 2.5 percentage points in five separate moves. In this declining interest-rate environment, yields on tax-exempt fixed-income securities generally fell.

The fund was also affected by California's energy crisis. Although the state began the reporting period in very good fiscal condition, the need to purchase electricity at high prices has significantly reduced California' s budget surplus. What's more, the state is expected to issue a significant amount of new municipal securities to finance electricity purchases from out-of-state wholesalers. This sudden downturn in the state's fiscal health caused the major independent credit rating agencies to downgrade the state's credit rating. As a result, California municipal bond yields have risen, erasing the yield differences that typically exist between California securities and those of "non-specialty" states.

For much of the fund's most recent fiscal year, we maintained a relatively long average duration -- a measure of sensitivity to changing interest rates -- to capture higher yields and the potential for capital appreciation for as long as practical while interest rates declined. As the mounting credit pressures related to the state' s utility problems became apparent, a more conservative trading posture was assumed. We attempted to adjust the portfolio's holdings to avoid direct state obligations, which we believed would be most adversely affected by credit concerns. We also maintained minimal exposure to bonds issued by the state' s electric utilities. Instead, we focused on bonds from
California'   s

counties, cities and other localities that are backed by the taxing authority of these entities, or by revenues derived from specific facilities they maintain and services they provide.

What is the fund's current strategy?

While we have maintained a cautious stance because of California's ongoing energy crisis, we believe that a sluggish economy, lower interest rates and, ultimately, a negotiated resolution to the state's utility problems are likely to support municipal bond prices going forward. Accordingly, we currently plan to maintain the fund' s average duration at a point that is longer than the average for its peer group. This position is intended to maintain higher yields
if,    as    we    expect,    interest    rates    decline    further.

From a security selection perspective, we are currently focusing on bonds in the 20-year range because they supply most of the yield offered by longer term bonds, but with less risk of volatility. To further manage risk, we have balanced our intermediate- and long-term bond positions with tax-exempt money market instruments. This "barbell" strategy is designed to provide the income benefits of longer term bonds while protecting the fund's assets from the full brunt of potential market volatility in an uncertain economic and fiscal environment.

June 15, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-CALIFORNIA RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2)  SOURCE: LIPPER INC.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus California Tax
Exempt Bond Fund, Inc. and the Lehman Brothers Municipal Bond Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 5/31/01

                                                                               1 Year             5 Years          10 Years
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                                           11.98%              5.94%             5.73%

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE MENTIONED GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS CALIFORNIA TAX EXEMPT BOND FUND, INC. ON 5/31/91 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS MUNICIPAL BOND INDEX ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND INVESTS PRIMARILY IN CALIFORNIA MUNICIPAL SECURITIES AND ITS PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT FEES AND EXPENSES. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX (THE "INDEX") IS NOT LIMITED TO INVESTMENTS PRINCIPALLY IN CALIFORNIA MUNICIPAL OBLIGATIONS AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THE INDEX, UNLIKE THE FUND, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED TAX-EXEMPT BOND MARKET, CALCULATED BY USING MUNICIPAL BONDS SELECTED TO BE REPRESENTATIVE OF THE MUNICIPAL MARKET OVERALL. THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

May 31, 2001

                                                                                            Principal

LONG-TERM MUNICIPAL INVESTMENTS--93.5%                                                     Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA--84.3%

Alameda Corridor Transportation Authority, Revenue:

   4.75%, 10/1/2025 (Insured; MBIA)                                                          17,975,000               16,573,130

   5%, 10/1/2029 (Insured; MBIA)                                                             31,490,000               30,221,583

   Zero Coupon, 10/1/2030 (Insured; MBIA)                                                    15,000,000                2,880,600

   Zero Coupon, 10/1/2031 (Insured; MBIA)                                                    22,500,000                4,084,650

   Zero Coupon, 10/1/2032 (Insured; MBIA)                                                    38,380,000                6,556,072

   Zero Coupon, 10/1/2033 (Insured; MBIA)                                                    22,600,000                3,643,120

   Zero Coupon, 10/1/2034 (Insured; MBIA)                                                    39,095,000                5,948,695

   Zero Coupon, 10/1/2035 (Insured; MBIA)                                                    16,000,000                2,296,960

   Zero Coupon, 10/1/2036 (Insured; MBIA)                                                    39,940,000                5,409,474

   Zero Coupon, 10/1/2037 (Insured; MBIA)                                                    40,340,000                5,153,838

Anaheim Public Finance Authority,

  Tax Allocation Revenue,

   6.45%, 12/28/2018 (Insured; MBIA)                                                         20,000,000               22,598,200

Berkeley, Health Facilities Revenue

  (Alta Bates Medical Center)

   6.55%, 12/1/2022 (Prerefunded 12/1/2002)                                                  17,000,000  (a)          18,229,950

Brea Public Finance Authority, Revenue,

  Tax Allocation (Redevelopment Project):

    6.75%, 8/1/2022 (Insured; MBIA)

         (Prerefunded 8/1/2001)                                                               4,625,000  (a)           4,747,007

      6.75%, 8/1/2022 (Insured; MBIA)                                                         1,775,000                1,818,843

California 4.25%, 10/1/2026 (Insured; MBIA)                                                  21,750,000               18,204,533

California Department of Veteran Affairs,

  Home Purchase Revenue

   5.50%, 12/1/2019                                                                          15,000,000               14,905,350

California Educational Facilities Authority, Revenue:

   (California Institute of Technology) 4.25%, 10/1/2028                                     50,565,000               42,258,687

   (Claremont Colleges Pooled Facilities)

      6.375%, 5/1/2022 (Prerefunded 5/1/2002)                                                 3,655,000  (a)           3,846,741

California Health Facilities Financing Authority, Revenue:

  (Adventist Health System-West):

      6.40%, 3/1/2002 (Insured; MBIA)                                                         1,955,000                1,999,711

      6.50%, 3/1/2003 (Insured; MBIA)                                                         2,140,000                2,188,557

   (Cedars-Sinai Medical Center) 6.125%, 12/1/2030                                           27,695,000               28,889,762

   (Saint Joseph's Health System)

      6.75%, 7/1/2021 (Prerefunded 7/1/2001)                                                  8,500,000  (a)           8,696,520

   (San Diego Hospital Association)

      6.125%, 8/1/2022 (Insured; MBIA)                                                        4,250,000                4,385,448

   (Stanford University)

      6.50%, 11/1/2020 (Prerefunded 11/1/2002)                                                1,025,000  (a)           1,076,168

   (Sutter Health) 5.35%, 8/15/2028 (Insured; MBIA)                                           3,500,000                3,509,240

                                                                                                     The Fund


STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                            Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

California Housing Finance Agency:

  Home Mortgage Revenue:

      6.30%, 2/1/2008                                                                         1,820,000               1,876,293

      6.35%, 2/1/2009                                                                         1,945,000               2,005,081

      6.40%, 2/1/2010                                                                         2,050,000               2,113,243

      6.70%, 8/1/2025 (Insured; FHA)                                                          3,995,000               4,133,027

      6.40%, 8/1/2027 (Insured; MBIA)                                                        17,525,000              18,434,548

      MFHR 6.30%, 8/1/2026 (Insured; AMBAC)                                                   7,150,000               7,459,309

      Multi-Unit Rental Housing Revenue 6.85%, 8/1/2015                                       3,140,000               3,246,634

   Revenue:

      10.161%, 8/1/2026                                                                       5,610,000  (b,c)         6,184,913

      9.262%, 8/1/2027                                                                        5,000,000  (b,c)         5,467,650

   Single Family Mortgage:

      6.25%, 8/1/2014 (Insured; AMBAC)                                                        2,310,000               2,446,013

      6.30%, 8/1/2024                                                                         6,930,000               7,093,825

      6.45%, 8/1/2025                                                                        11,015,000              11,431,587

California Pollution Control Financing Authority:

  PCR:

      8.230%, 6/1/2014                                                                       24,165,000  (b,c)        29,534,946

      (Pacific Gas & Electric Co.)

         6.35%, 6/1/2009 (Insured; MBIA)                                                      5,000,000                5,130,300

      (Southern California Edison Co.)

         6.40%, 12/1/2024                                                                    12,600,000               10,557,540

      SWDR (Browning--Ferris Industries, Inc.)

         5.80%, 12/1/2016                                                                    16,560,000               15,196,118

California Public Works Board, LR:

  (Department of Corrections,

    Calipatria State Prison, Imperial County)

      6.50%, 9/1/2017 (Insured; MBIA)                                                        13,000,000              15,318,680

   (Various University of California Projects):

      5.50%, 6/1/2014                                                                         5,000,000               5,358,100

      6.375%, 10/1/2019 (Prerefunded 10/1/2004)                                               7,775,000  (a)          8,679,855

California Statewide Community Development Authority, Revenue

  COP (Saint Joseph Health System)

   6.50%, 7/1/2015 (Prerefunded 7/1/2004)                                                     7,000,000  (a)          7,792,120

Chico Public Financing Authority, Revenue

  (Southeast Chico Redevelopment Project)

   6.625%, 4/1/2021 (Insured; FGIC)                                                           2,000,000               2,047,240

Contra Costa County, COP (Merrithew Memorial Hospital)

   6.60%, 11/1/2012 (Prerefunded 11/1/2002)                                                   9,000,000  (a)          9,637,200

Delano, COP (Delano Regional Medical Center)

   5.25%, 1/1/2018                                                                           10,000,000               8,928,600



                                                                                            Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

East Bay Municipal Utility District, Water System Revenue

   4.75%, 6/1/2034 (Insured; MBIA)                                                           50,635,000               45,612,008

Fontana, Special Tax

   5.25%, 9/1/2017 (Insured; MBIA)                                                           10,000,000               10,178,800

Fresno, Sewer Revenue

   5.25%, 9/1/2019 (Insured; AMBAC)                                                           9,400,000                9,684,068

Hesperia Water District, COP

  (Water Facilities Improvement Project)

  7.15%, 6/1/2026 (Insured; FGIC)

   (Prerefunded 6/1/2001)                                                                     4,500,000  (a)           4,635,000

Los Angeles Community Redevelopment Agency,

  Tax Allocation (Hollywood Redevelopment Project)

  6.10%, 7/1/2022 (Insured; MBIA)

   (Prerefunded 7/1/2002)                                                                     4,900,000  (a)           5,168,765

Los Angeles Department Water and Power, Revenue:

  Power

      5.25%, 7/1/2021                                                                        10,000,000               10,050,100

   Waterworks:

      4.50%, 10/15/2024                                                                      17,550,000               15,270,431

      6.375%, 7/1/2034 (Insured; MBIA)                                                        9,000,000                9,860,040

Los Angeles Harbor Department, Revenue:

   6%, 8/1/2012                                                                               8,900,000                9,467,286

   6.625%, 8/1/2019 (Insured; AMBAC)                                                          6,000,000                6,310,680

   6.625%, 8/1/2025                                                                          18,280,000               19,215,753

Los Angeles Municipal Improvement Corporation, LR

  (Central Library Project):

      6.30%, 6/1/2016                                                                         3,500,000                3,648,225

      6.30%, 6/1/2018                                                                         4,250,000                4,422,295

      6.35%, 6/1/2020                                                                         7,700,000                8,008,154

Merced Union High School District:

   Zero Coupon, 8/1/2023 (Insured; FGIC)                                                      2,500,000                  735,725

   Zero Coupon, 8/1/2024 (Insured; FGIC)                                                      2,555,000                  708,348

Metropolitan Water District of Southern California,

  Waterworks Revenue:

      5.25%, 3/1/2016                                                                         5,680,000                5,846,538

      5.25%, 3/1/2018                                                                         4,840,000                4,921,167

      5.25%, 3/1/2019                                                                         4,915,000                4,977,076

      5.25%, Series A, 3/1/2020                                                               4,425,000                4,469,914

      5.25%, Series B, 3/1/2020                                                               2,450,000                2,474,867

      5.25%, 3/1/2021                                                                         5,430,000                5,471,702

      6.75%, 7/1/2018 (Prerefunded 7/1/2001)                                                  9,250,000  (a)           9,464,045

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                            Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

Modesto, Multi-Family Housing Mortage Revenue,

   6.40%, 6/1/2029                                                                            7,723,000               7,929,590

M-S-R Public Power Agency, Revenue (San Juan Project)

   5.90%, 7/1/2020                                                                            5,610,000               5,612,188

Northern California Power Agency, Revenue:

  (Hydroelectric Project No. 1):

    7%, 7/1/2016 (Insured; AMBAC)

         (Prerefunded 1/1/2016)                                                                 670,000  (a)             815,752

      7.50%, 7/1/2023 (Insured; AMBAC)

         (Prerefunded 7/1/2021)                                                                 375,000  (a)             477,941

      5.125%, 7/1/2023 (Insured; MBIA)                                                       11,500,000               11,379,595

   (Multiple Capital Facilities)

      5%, 8/1/2025 (Insured; AMBAC)                                                          16,500,000               15,970,515

Pasadena Community Development Commission,

  MFHR (Civic Center)

   6.45%, 12/1/2021 (Insured; FSA)                                                           13,185,000               13,610,216

Port of Oakland, Special Facilities Revenue

  (Mitsui O.S.K. Lines Ltd.)

   6.80%, 1/1/2019 (LOC; Industrial Bank of Japan)                                            2,000,000                2,025,260

Sacramento County, Airport System Revenue

   6%, 7/1/2017 (Insured; MBIA)                                                               5,850,000                6,171,867

Sacramento Municipal Utility District, Electric Revenue:

   6.50%, 9/1/2013 (Insured; MBIA)                                                            6,930,000                8,150,581

   7.095%, 11/15/2015 (Insured; MBIA)                                                         9,000,000  (b,c)         9,832,500

   5.20%, 7/1/2017 (Insured; MBIA)                                                              300,000                  304,473

San Bernardino County, COP:

  (Capital Facilities Project)

      6.875%, 8/1/2024                                                                        5,000,000                6,150,800

   (West Valley Detention Center)

      5.90%, 11/1/2001 (Insured; MBIA)                                                        1,565,000                1,585,173

San Diego County Water Authority, Water Revenue, COP

   4.75%, 5/1/2028 (Insured; FGIC)                                                           25,910,000               23,687,440



                                                                                            Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                Amount ($)                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

San Diego Unified School District:

   Zero Coupon, 7/1/2020 (Insured; FGIC)                                                     12,000,000                4,272,840

   Zero Coupon, 7/1/2022 (Insured; FGIC)                                                     10,000,000                3,149,900

   Zero Coupon, 7/1/2023 (Insured; FGIC)                                                     10,000,000                2,969,200

   5%, 7/01/2025 (Insured; MBIA)                                                              6,975,000                6,751,800

San Francisco City and County Airports Commission,

  International Airport Revenue:

      6.10%, 5/1/2003 (Insured; AMBAC)                                                        3,000,000                3,139,950

      4.50%, Issue 20, 5/1/2026                                                               7,750,000                6,786,985

      4.50%, Issue 21, 5/1/2026 (Insured; MBIA)                                              10,670,000                9,344,146

      4.50%, 5/1/2028 (Insured; MBIA)                                                        10,000,000                8,749,300

      4.50%, 5/1/2029 (Insured; MBIA)                                                        15,410,000               13,333,811

San Francisco City and County Public Utilities Commission,

  Water Revenue

   6.50%, 11/1/2017 (Prerefunded 11/1/2001)                                                   3,500,000  (a)           3,624,040

San Joaquin Hills Transportation Corridor Agency,

  Toll Road Revenue

   Zero Coupon, 1/15/2031 (Insured; MBIA)                                                   115,240,000               21,648,986

San Marcos Public Facilities Authority, Tax Allocation Revenue

   6%, 1/1/2006 (Prerefunded 1/1/2002)                                                        7,000,000  (a)           7,271,040

San Mateo County, COP (Capital Projects Program)

  6.50%, 7/1/2017 (Insured; MBIA)

   (Prerefunded 7/1/2001)                                                                     6,000,000  (a)           6,137,640

Santa Barbara, COP (Water System Improvement Project)

   6.70%, 4/1/2027 (Insured; AMBAC)                                                           4,000,000                4,171,800

Santa Cruz County, COP (Capital Facilities Project)

  6.70%, 9/1/2020 (Insured; MBIA)

   (Prerefunded 9/1/2001)                                                                     5,000,000  (a)           5,148,000

Southern California Rapid Transportation District,

  COP (Workers Compensation Fund)

   6.50%, 7/1/2007 (Insured; MBIA)                                                           21,900,000               22,510,572

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                            Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

University of California, Revenue (Multi Purpose)

   5.25%, 9/1/2027 (Insured; MBIA)                                                           33,475,000               33,477,008

U.S. RELATED--9.2%

Commonwealth of Puerto Rico

  Infrastructure Financing Authority,

  Special Tax Revenue:

      5%, 7/1/2014 (Insured; AMBAC)                                                          15,000,000               15,351,450

      5.50%, 10/1/2032                                                                        9,575,000                9,904,571

      5.50%, 10/1/2040                                                                       36,000,000               37,125,360

Puerto Rico Public Finance Corp.

   5.125%, 6/1/2024                                                                          38,800,000               39,061,512

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $999,859,640)                                                                                             1,028,430,450
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--4.8%
------------------------------------------------------------------------------------------------------------------------------------

California Housing Facilities Finance Authority, VRDN:

   3.15% (LOC; Landesbank Hessen)                                                            13,700,000  (d)          13,700,000

   3.20% (LOC; Landesbank Hessen)                                                            17,200,000  (d)          17,200,000

Irvine Improvement Bond Act 1915,

  Assessment District No. 97-17, VRDN

   3% (LOC; Bayerische Hypo-Und Veriensbank AG)                                              10,000,000  (d)          10,000,000

Irvine Ranch Water District, VRDN

   3.15% (LOC; Landesbank Hessen)                                                             3,100,000  (d)           3,100,000

Newport Beach Revenue, VRDN

   (Hoag Memorial Hospital) 3%                                                                3,000,000  (d)           3,000,000

Orange County, Various Sanitation Districts, COP, VRDN

   3% (LOC; Dexia CLF Finance Co.)                                                            6,000,000  (d)           6,000,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $53,000,000)                                                                                                 53,000,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $1,052,859,640)                                                           98.3%            1,081,430,450

CASH AND RECEIVABLES (NET)                                                                         1.7%               18,064,754

NET ASSETS                                                                                       100.0%            1,099,495,204



Summary of Abbreviations

AMBAC            American Municipal Bond Assurance

                    Corporation

COP              Certificate of Participation

FGIC             Financial Guaranty Insurance Company

FHA              Federal Housing Administration

FSA              Financial Security Assurance

LOC              Letter of Credit

LR               Lease Revenue

MBIA             Municipal Bond Investors Assurance

                    Insurance Corporation

MFHR             Multi-Family Housing Revenue

PCR              Pollution Control Revenue

SWDR             Solid Waste Disposal Revenue

VRDN             Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              74.6

AA                               Aa                              AA                                               10.2

A                                A                               AA                                                7.5

BBB                              Baa                             BBB                                               1.0

BB                               Ba                              BB                                                1.4

B                                B                               B                                                 1.0

F1                               MIG1/P1                         SP1/A1                                            4.3

                                                                                                                 100.0

(A) BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING DATE.

(B)  INVERSE FLOATER SECURITY-THE INTEREST RATE IS SUBJECT TO CHANGE
PERIODICALLY.

(C) SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT MAY 31, 2001, THESE SECURITIES AMOUNTED TO $51,020,009 OR 4.6% OF NET ASSETS.

(D) SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC CHANGE.

(E)  AT MAY 31, 2001, 36.7% OF THE FUND'S NET ASSETS ARE INSURED BY MBIA.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2001

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                        1,052,859,640  1,081,430,450

Interest receivable                                                  17,616,409

Receivable for investment securities sold                               966,340

Receivable for shares of Common Stock subscribed                        476,092

Prepaid expenses                                                         23,881

                                                                  1,100,513,172
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           607,614

Cash overdraft due to Custodian                                         244,004

Accrued expenses                                                        166,350

                                                                      1,017,968
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,099,495,204
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   1,069,107,946

Accumulated net realized gain (loss) on investments                   1,816,448

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                            28,570,810
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,099,495,204
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(300 million shares of $.001 par value Common Stock authorized)      75,501,801

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)
                                                                          14.56

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended May 31, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     61,394,309

EXPENSES:

Management fee--Note 3(a)                                            6,615,356

Shareholder servicing costs--Note 3(b)                                 794,995

Custodian fees                                                          82,156

Directors' fees and expenses--Note 3(c)                                 52,879

Professional fees                                                       49,684

Prospectus and shareholders' reports                                    28,322

Registration fees                                                       17,177

Loan commitment fees--Note 2                                             9,927

Miscellaneous                                                           26,044

TOTAL EXPENSES                                                       7,676,540

INVESTMENT INCOME--NET                                              53,717,769
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             11,489,343

Net unrealized appreciation (depreciation) on investments           58,431,384

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              69,920,727

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               123,638,496

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended May 31,
                                             -----------------------------------

                                                     2001                2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         53,717,769           56,328,469

Net realized gain (loss) on investments        11,489,343           (9,707,296)

Net unrealized appreciation (depreciation)
   on investments                              58,431,384          (73,920,290)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  123,638,496          (27,299,117)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                       (53,717,769)         (56,804,508)

Net realized gain on investments                     --            (3,839,881)

TOTAL DIVIDENDS                              (53,717,769)         (60,644,389)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                  72,689,841          52,432,225

Dividends reinvested                           34,463,059          39,160,523

Cost of shares redeemed                      (123,571,268)       (192,512,283)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                 (16,418,368)       (100,919,535)

TOTAL INCREASE (DECREASE) IN NET ASSETS        53,502,359        (188,863,041)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         1,045,992,845        1,234,855,886

END OF PERIOD                               1,099,495,204        1,045,992,845
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     4,997,852            3,771,052

Shares issued for dividends reinvested          2,374,396            2,818,161

Shares redeemed                                (8,498,680)         (13,859,981)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (1,126,432)          (7,270,768)

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                           Year Ended May 31,
                                                           -------------------------------------------------------------------------

                                                           2001             2000             1999            1998            1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                    13.65            14.72            14.88           14.32           14.00

Investment Operations:

Investment income--net                                      .71              .70              .68             .70             .73

Net realized and unrealized
   gain (loss) on investments                               .91            (1.01)            (.12)            .56             .32

Total from Investment Operations                           1.62             (.31)             .56            1.26            1.05

Distributions:

Dividends from investment
   income--net                                             (.71)            (.71)            (.68)           (.70)           (.73)

Dividends from net realized
   gain on investments                                       --             (.05)            (.04)            --               --

Total Distributions                                        (.71)            (.76)            (.72)           (.70)           (.73)

Net asset value, end of period                            14.56            13.65            14.72           14.88           14.32
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                          11.98            (2.04)            3.81            8.89            7.61
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                       .70              .73              .72              .71             .73

Ratio of net investment income
   to average net assets                                   4.87             5.03             4.56             4.77            5.11

Portfolio Turnover Rate                                   32.21            34.09            58.49            64.67           60.56
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                        1,099,495         1,045,993       1,234,856        1,310,139       1,369,058

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus California Tax Exempt Bond Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with the maximum amount of current income exempt from Federal and State of California income taxes as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor" ), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a
sales    charge.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (" Service" ) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $15,174 during the period ended May 31, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

In November 2000 the American Institute of Certified Public Accountants (" AICPA" ) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide" ). The revised version of the Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to accrete market discounts on municipal securities which the fund does not currently do. Upon adoption, the fund will be required to record a cumulative effect adjustment to conform with accounting principles generally accepted in the United States. The effect of this adjustment, effective June 1, 2001, is to increase accumulated net investment income with an offsetting decrease to accumulated unrealized appreciation (depreciation) on securities. This adjustment will therefore have no effect on the net assets of the fund.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the
                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended May 31, 2001, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 11_2% of the value of the fund's average net assets, the fund may deduct from the payments to be made to the Manager, or the Manager will bear such excess expense. During the period ended May 31, 2001, there was no expense reimbursement pursuant to the Agreement.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended May 31, 2001, the fund was charged $392,541 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended May 31, 2001, the fund was charged $272,574 pursuant to the transfer agency agreement.

(c) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

(d) A .10% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund's exchange privilege. During the period ended May 31, 2001, redemption fees charged and retained by the fund amounted to $3,013.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended May 31, 2001, amounted to $343,121,106 and $392,338,121, respectively.

At  May  31,  2001,  accumulated  net unrealized appreciation on investments was
$28,570,810,   consisting  of  $40,242,258  gross  unrealized  appreciation  and
$11,671,448 gross unrealized depreciation.

At May 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors
Dreyfus California Tax Exempt Bond Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus California Tax Exempt Bond Fund, Inc., including the statement of investments, as of May 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus California Tax Exempt Bond Fund, Inc. at May 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

New York, New York

July 10, 2001

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended May 31, 2001 as "exempt-interest dividends" (not subject to regular Federal and, for individuals who are California residents, California personal income taxes).

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund' s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2001 calendar year on Form 1099-DIV which will be mailed by January 31, 2002.



                                                           For More Information

                        Dreyfus California Tax Exempt Bond Fund, Inc.

                        200 Park Avenue

                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                      Custodian

                        The Bank of New York

                        100 Church Street

                        New York, NY 10286

                      Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation

                        200 Park Avenue

                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  928AR0501